UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2018

SAVARA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6836 Bee Cave Road

Building III, Suite 200

Austin, TX 78746

(Address of principal executive offices, including zip code)

(512) 961-1891

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2018, the stockholders of Savara Inc. (“Savara”) approved the amendment and restatement of the Savara 2015 Omnibus Incentive Plan (“2015 Plan”) to (i) increase the number of shares of common stock authorized for issuance thereunder by 3,000,000, (ii) reflect recent changes to the federal tax code, and (iii) make certain other changes as set forth in the amended and restated 2015 Plan. Our Board of Directors had previously approved the amendment and restatement of our 2015 Plan, subject to stockholder approval. The 2015 Plan is filed as Exhibit 10.1 hereto.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2018, the stockholders of Savara approved an amendment to our Certificate of Incorporation to decrease the number of authorized shares of common stock of Savara from 500,000,000 to 200,000,000 (the “Amendment”). We filed the Amendment on June 4, 2018 with the Secretary of State of the State of Delaware, and the Amendment became effective upon filing.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Savara annual meeting of stockholders held on June 4, 2018 (the “Annual Meeting”), our stockholders elected each of the following individuals to serve on the Board of Directors until the next annual meeting of stockholders, or until his successor is duly elected and qualified.

Nominees	Votes For	Votes Against	Abstentions	Broker Non Votes
Robert Neville	18,116,666	41,387	36,944	5,546,661
Nevan Elam	17,224,701	926,244	44,052	5,546,661
Richard J. Hawkins	18,133,309	17,643	44,045	5,546,661
Joseph S. McCracken	17,222,867	928,099	44,031	5,546,661
Matthew Pauls	17,171,830	979,133	44,034	5,546,661
Yuri Pikover	17,587,405	570,546	37,046	5,546,661
David A. Ramsay	18,082,041	68,925	44,031	5,546,661

In addition, the following proposals were voted on and approved at the Annual Meeting:

1.	Proposal to approve an amendment to our Certificate of Incorporation to reduce the number of authorized shares of our common stock from 500,000,000 to 200,000,000.

Votes For	Votes Against	Abstentions	Broker Non Votes
23,446,091	55,546	240,021	—

2.	Proposal to approve the amendment and restatement of our 2015 Plan to (i) increase the number of shares of common stock authorized for issuance thereunder by 3,000,000, (ii) reflect recent changes to the federal tax code, and (iii) make certain other changes as set forth in the amended and restated 2015 Plan.

Votes For	Votes Against	Abstentions	Broker Non Votes
11,066,261	1,913,780	5,214,956	5,546,661

3.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstentions	Broker Non Votes
22,757,680	840,675	143,303	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Savara Inc. Certificate of Amendment to Amended and Restated Certificate of Incorporation

10.1	Savara Inc. 2015 Omnibus Incentive Plan, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2018	SAVARA INC. a Delaware corporation

	By:	/s/ Dave Lowrance
Dave Lowrance Chief Financial Officer